Exhibit 99.5

                             David T. Thomson, P.C.
                           Certified Public Accountant
                                 P.O. Box 571605
                               Murray, Utah 84157
                                 (801) 966-9481


To the Board of Directors
The Murdock Group Career Satisfaction Corporation

I have read Item 4 included in the attached Form 8-K dated December 23, 1999, of The Murdock Group Career Satisfaction Corporation and am in agreement with the statements contained therein.



                                                     Very truly yours,

 Date    December 23, 1999                           /s/David T. Thompson
         -----------------                           --------------------
                                                     David T. Thomson P.C.
                                                     Salt Lake City, Utah






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